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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

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                Date of Report (Date of earliest event reported):
                                January 29, 2007

                         United States Steel Corporation
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             (Exact name of registrant as specified in its charter)

             Delaware                     1-16811                25-1897152
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    (State or other jurisdiction       (Commission             (IRS Employer
         of incorporation)             File Number)          Identification No.)

              600 Grant Street, Pittsburgh, PA                   15219-2800
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           (Address of principal executive offices)              (Zip Code)

                                 (412) 433-1121
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 29, 2007, United States Steel Corporation issued a press release announcing its financial results for fourth quarter and full-year 2006. The full text of the press release, together with related unaudited financial information and statistics, is furnished herewith as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (d)   Exhibits

     99.1 Press Release dated January 29, 2007, titled "United States Steel Corporation Reports 2006 Fourth Quarter and Full-year Results," together with related unaudited financial information and statistics.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 UNITED STATES STEEL CORPORATION


                                                 By  /s/ Larry G. Schultz
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                                                     Larry G. Schultz
                                                     Vice President & Controller

Dated: January 29, 2007

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